Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Winthrop Realty Trust (formerly known as First Union Real Estate Equity and Mortgage Investments (the “Company”) on Form 10-K Amendment 2 for the annual period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	/s/ Michael L. Ashner

Michael L. Ashner
Chief Executive Officer

Date: August 14, 2006	/s/ Thomas Staples

Thomas Staples
Chief Financial Officer

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